PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2013
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of December 31,
	2012	2013
Cost:
Buildings	11,860	12,115
Leasehold improvements	3,220,481	4,190,693
Furniture, fixtures and equipment	479,808	619,200
Motor vehicles	833	820
	3,712,982	4,822,828
Less: Accumulated depreciation	(1,013,694)	(1,463,547)
	2,699,288	3,359,281
Construction in progress	252,221	274,758
Property and equipment, net	2,951,509	3,634,039